Weyerhaeuser Company	Exhibit 99.2

Q4.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Net sales	$2,506	$3,144	$2,345	$2,206	$2,063	$10,201	$7,532
Costs of sales	1,430	1,583	1,589	1,501	1,392	6,103	5,447
Gross margin	1,076	1,561	756	705	671	4,098	2,085
Selling expenses	20	24	24	27	21	95	83
General and administrative expenses	90	95	98	113	93	396	347
Gain on sale of timberlands	—	—	(32)	—	(182)	(32)	(182)
Other operating costs (income), net	10	13	17	(44)	22	(4)	127
Operating income	956	1,429	649	609	717	3,643	1,710
Non-operating pension and other post-employment benefit costs	(8)	(1)	(5)	(5)	(262)	(19)	(290)
Interest income and other	1	2	1	1	—	5	5
Interest expense, net of capitalized interest	(79)	(78)	(79)	(77)	(144)	(313)	(443)
Earnings before income taxes	870	1,352	566	528	311	3,316	982
Income taxes	(189)	(324)	(84)	(112)	(19)	(709)	(185)
Net earnings	$681	$1,028	$482	$416	$292	$2,607	$797

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Earnings per share
Basic	$0.91	$1.37	$0.64	$0.56	$0.39	$3.48	$1.07
Diluted	$0.91	$1.37	$0.64	$0.55	$0.39	$3.47	$1.07
Dividends paid per common share	$0.17	$0.17	$0.17	$0.67	$0.17	$1.18	$0.51
Weighted average shares outstanding (in thousands):
Basic	748,718	750,127	750,105	749,020	747,294	749,496	746,931
Diluted	750,024	751,508	751,443	750,942	749,004	750,983	747,899
Common shares outstanding at end of period (in thousands)	748,751	749,782	749,037	747,301	747,385	747,301	747,385

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Net earnings	$681	$1,028	$482	$416	$292	$2,607	$797
Non-operating pension and other post-employment benefit costs	8	1	5	5	262	19	290
Interest income and other	(1)	(2)	(1)	(1)	—	(5)	(5)
Interest expense, net of capitalized interest	79	78	79	77	144	313	443
Income taxes	189	324	84	112	19	709	185
Operating income	956	1,429	649	609	717	3,643	1,710
Depreciation, depletion and amortization	118	120	118	121	117	477	472
Basis of real estate sold	27	24	11	9	5	71	141
Special items included in operating income	—	—	(32)	(65)	(182)	(97)	(122)
Adjusted EBITDA(1)	$1,101	$1,573	$746	$674	$657	$4,094	$2,201

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2021 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Net earnings	$681	$1,028	$482	$416	$292	$2,607	$797
Early extinguishment of debt charges(1)	—	—	—	—	58	—	92
Gain on sale of timberlands	—	—	(32)	—	(182)	(32)	(182)
Insurance recovery	—	—	—	(9)	—	(9)	—
Legal benefits	—	—	—	(12)	—	(12)	(12)
Pension settlement charge	—	—	—	—	193	—	193
Product remediation recoveries	—	—	—	(28)	—	(28)	(6)
Timber casualty loss	—	—	—	—	—	—	80
Net earnings before special items(2)	$681	$1,028	$450	$367	$361	$2,526	$962

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Net earnings per diluted share	$0.91	$1.37	$0.64	$0.55	$0.39	$3.47	$1.07
Early extinguishment of debt charges(1)	—	—	—	—	0.07	—	0.12
Gain on sale of timberlands	—	—	(0.04)	—	(0.24)	(0.04)	(0.24)
Insurance recovery	—	—	—	(0.01)	—	(0.01)	—
Legal benefits	—	—	—	(0.01)	—	(0.01)	(0.02)
Pension settlement charge	—	—	—	—	0.26	—	0.26
Product remediation recoveries	—	—	—	(0.04)	—	(0.04)	(0.01)
Timber casualty loss	—	—	—	—	—	—	0.11
Net earnings per diluted share before special items(2)	$0.91	$1.37	$0.60	$0.49	$0.48	$3.37	$1.29

(1) We recorded pretax charges of $11 million ($11 million after-tax), $23 million ($23 million after-tax) and $58 million ($58 million after-tax) related to the early extinguishment of debt in second quarter 2020, third quarter 2020 and fourth quarter 2020, respectively. These charges were included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Pension and post-employment costs:
Pension and post-employment service costs	$11	$10	$11	$10	$9	$42	$36
Non-operating pension and other post-employment benefit costs	8	1	5	5	262	19	290
Total company pension and post-employment costs	$19	$11	$16	$15	$271	$61	$326

Weyerhaeuser Company

Q4.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,016	$1,777	$2,326	$1,879	$495
Receivables, net	589	702	497	507	450
Receivables for taxes	7	7	72	100	82
Inventories	505	499	499	520	443
Assets held for sale	—	229	—	—	—
Prepaid expenses and other current assets	141	141	146	205	139
Total current assets	2,258	3,355	3,540	3,211	1,609
Property and equipment, net	1,971	1,965	1,924	2,057	2,013
Construction in progress	91	102	169	175	73
Timber and timberlands at cost, less depletion	11,776	11,643	11,606	11,510	11,827
Minerals and mineral rights, less depletion	265	262	258	255	268
Deferred tax assets	106	71	52	17	120
Other assets	407	432	543	503	401
Total assets	$16,874	$17,830	$18,092	$17,728	$16,311

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$150	$150	$—	$150
Accounts payable	236	253	264	281	204
Accrued liabilities	549	775	1,110	749	596
Total current liabilities	935	1,178	1,524	1,030	950
Long-term debt, net	5,325	5,100	5,100	5,099	5,325
Deferred tax liabilities	26	42	28	46	24
Deferred pension and other post-employment benefits	893	747	711	440	911
Other liabilities	367	363	360	346	370
Total liabilities	7,546	7,430	7,723	6,961	7,580
Total equity	9,328	10,400	10,369	10,767	8,731
Total liabilities and equity	$16,874	$17,830	$18,092	$17,728	$16,311

Weyerhaeuser Company

Q4.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2021	June 30, 2021	Sept 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Cash flows from operations:
Net earnings	$681	$1,028	$482	$416	$292	$2,607	$797
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	118	120	118	121	117	477	472
Basis of real estate sold	27	24	11	9	5	71	141
Deferred income taxes, net	8	11	(3)	(2)	(76)	14	(56)
Pension and other post-employment benefits	19	11	16	15	271	61	326
Share-based compensation expense	7	8	8	7	8	30	30
Timber casualty loss	—	—	—	—	—	—	80
Gain on sale of timberlands	—	—	(32)	—	(182)	(32)	(182)
Change in:
Receivables, net	(139)	(113)	205	(10)	51	(57)	(141)
Receivables and payables for taxes	120	116	(143)	6	(38)	99	65
Inventories	(60)	9	(4)	(22)	(27)	(77)	(25)
Prepaid expenses and other current assets	(2)	1	(20)	(4)	(9)	(25)	(4)
Accounts payable and accrued liabilities	(60)	125	51	(3)	(20)	113	(17)
Pension and post-employment benefit contributions and payments	(8)	(25)	(23)	(3)	(9)	(59)	(30)
Other	(13)	(7)	(7)	(36)	61	(63)	73
Net cash from operations	$698	$1,308	$659	$494	$444	$3,159	$1,529
Cash flows from investing activities:
Capital expenditures for property and equipment	$(31)	$(62)	$(91)	$(202)	$(67)	$(386)	$(225)
Capital expenditures for timberlands reforestation	(22)	(10)	(7)	(16)	(15)	(55)	(56)
Acquisition of timberlands	—	(149)	—	—	(425)	(149)	(425)
Proceeds from note receivable held by variable interest entities	—	—	—	—	—	—	362
Proceeds from sale of timberlands	—	—	261	—	381	261	526
Other	—	1	2	1	—	4	3
Net cash from investing activities	$(53)	$(220)	$165	$(217)	$(126)	$(325)	$185
Cash flows from financing activities:
Cash dividends on common shares	$(127)	$(128)	$(127)	$(502)	$(127)	$(884)	$(381)
Net proceeds from issuance of long-term debt	—	—	—	—	—	—	732
Payments on long-term debt	—	(225)	—	(150)	(556)	(375)	(1,492)
Proceeds from borrowings on line of credit	—	—	—	—	—	—	550
Payments on line of credit	—	—	—	—	—	—	(780)
Proceeds from exercise of stock options	17	28	1	5	24	51	33
Repurchases of common shares	—	—	(26)	(74)	—	(100)	—
Other	(14)	(2)	(3)	(3)	(4)	(22)	(20)
Net cash from financing activities	$(124)	$(327)	$(155)	$(724)	$(663)	$(1,330)	$(1,358)

Net change in cash, cash equivalents and restricted cash	$521	$761	$669	$(447)	$(345)	$1,504	$356
Cash, cash equivalents and restricted cash at beginning of period	495	1,016	1,777	2,446	840	495	139
Cash, cash equivalents and restricted cash at end of period	$1,016	$1,777	$2,446	$1,999	$495	$1,999	$495

Cash paid during the period for:
Interest, net of amounts capitalized	$75	$79	$83	$78	$87	$315	$365
Income taxes, net of refunds	$66	$197	$231	$115	$130	$609	$176

Weyerhaeuser Company	Timberlands Segment

Q4.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Sales to unaffiliated customers	$379	$405	$423	$429	$381	$1,636	$1,466
Intersegment sales	134	136	129	136	121	535	471
Total net sales	513	541	552	565	502	2,171	1,937
Costs of sales	383	407	428	432	375	1,650	1,491
Gross margin	130	134	124	133	127	521	446
Selling expenses	—	—	1	1	1	2	2
General and administrative expenses	23	23	23	23	23	92	93
Gain on sale of timberlands	—	—	(32)	—	(182)	(32)	(182)
Other operating costs (income), net	(1)	(2)	(1)	(1)	(1)	(5)	78
Operating income and Net contribution to earnings	$108	$113	$133	$110	$286	$464	$455

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Operating income	$108	$113	$133	$110	$286	$464	$455
Depreciation, depletion and amortization	64	67	64	66	63	261	257
Special items	—	—	(32)	—	(182)	(32)	(102)
Adjusted EBITDA(1)	$172	$180	$165	$176	$167	$693	$610

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Gain on sale of timberlands	$—	$—	$32	$—	$182	$32	$182
Timber casualty loss	$—	$—	$—	$—	$—	$—	$(80)

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Total decrease (increase) in working capital(2)	$(13)	$2	$1	$(21)	$(47)	$(31)	$(9)
Cash spent for capital expenditures(3)	$(28)	$(21)	$(27)	$(38)	$(29)	$(114)	$(104)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Third Party	Delivered logs:
Net Sales	West	$201	$222	$226	$220	$201	$869	$720
(millions)	South	131	145	153	160	137	589	573
	North	16	9	13	14	15	52	52
	Total delivered logs	348	376	392	394	353	1,510	1,345
	Stumpage and pay-as-cut timber	6	7	9	9	4	31	19
	Recreational and other lease revenue	16	16	16	17	16	65	63
	Other revenue	9	6	6	9	8	30	39
	Total	$379	$405	$423	$429	$381	$1,636	$1,466
Delivered Logs	West	$130.69	$137.80	$145.64	$146.39	$124.37	$140.08	$110.69
Third Party Sales	South	$34.50	$35.11	$35.56	$36.55	$33.69	$35.47	$33.83
Realizations (per ton)	North	$62.83	$74.88	$64.93	$66.74	$58.96	$66.18	$59.10
Delivered Logs	West	1,539	1,608	1,555	1,501	1,619	6,203	6,506
Third Party Sales	South	3,782	4,150	4,304	4,358	4,097	16,594	16,954
Volumes (tons, thousands)	North	261	115	195	217	241	788	872
Fee Harvest Volumes	West	2,101	2,099	1,930	1,954	2,085	8,084	8,542
(tons, thousands)	South	5,376	5,856	5,912	6,160	5,509	23,304	23,149
	North	337	199	264	285	325	1,085	1,226

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Net sales	$106	$110	$69	$59	$30	$344	$276
Costs of sales	34	41	18	16	9	109	165
Gross margin	72	69	51	43	21	235	111
General and administrative expenses	6	6	6	7	7	25	25
Operating income and Net contribution to earnings	$66	$63	$45	$36	$14	$210	$86

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Operating income	$66	$63	$45	$36	$14	$210	$86
Depreciation, depletion and amortization	3	4	4	4	4	15	14
Basis of real estate sold	27	24	11	9	5	71	141
Adjusted EBITDA(1)	$96	$91	$60	$49	$23	$296	$241

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Net Sales	Real Estate	$84	$83	$45	$34	$10	$246	$202
(millions)	Energy and Natural Resources	22	27	24	25	20	98	74
	Total	$106	$110	$69	$59	$30	$344	$276
Acres Sold	Real Estate	19,455	18,415	11,037	6,920	670	55,827	111,898
Price per Acre	Real Estate	$3,803	$3,227	$4,005	$4,385	$6,316	$3,725	$1,690
Basis as a Percent of Real Estate Net Sales	Real Estate	32%	29%	24%	26%	50%	29%	70%

Weyerhaeuser Company	Wood Products Segment

Q4.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Net sales	$2,021	$2,629	$1,853	$1,718	$1,652	$8,221	$5,790
Costs of sales	1,124	1,229	1,270	1,185	1,109	4,808	4,221
Gross margin	897	1,400	583	533	543	3,413	1,569
Selling expenses	19	21	21	23	20	84	77
General and administrative expenses	35	35	34	34	34	138	136
Other operating costs (income), net	3	6	11	(40)	8	(20)	16
Operating income and Net contribution to earnings	$840	$1,338	$517	$516	$481	$3,211	$1,340

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Operating income	$840	$1,338	$517	$516	$481	$3,211	$1,340
Depreciation, depletion and amortization	49	48	48	51	49	196	195
Special items	—	—	—	(50)	—	(50)	(8)
Adjusted EBITDA(1)	$889	$1,386	$565	$517	$530	$3,357	$1,527

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Insurance recovery	$—	$—	$—	$13	$—	$13	$—
Product remediation recoveries	$—	$—	$—	$37	$—	$37	$8

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Total decrease (increase) in working capital(2)	$(212)	$(49)	$249	$(11)	$16	$(23)	$(182)
Cash spent for capital expenditures	$(25)	$(51)	$(70)	$(174)	$(52)	$(320)	$(176)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Structural Lumber	Third party net sales	$990	$1,349	$681	$701	$737	$3,721	$2,602
(volumes presented	Third party sales realizations	$864	$1,077	$516	$592	$609	$759	$534
in board feet)	Third party sales volumes(3)	1,145	1,252	1,320	1,185	1,210	4,902	4,873
	Production volumes	1,211	1,234	1,222	1,148	1,179	4,815	4,666
Oriented Strand	Third party net sales	$438	$605	$470	$327	$354	$1,840	$1,013
Board	Third party sales realizations	$614	$911	$691	$490	$503	$675	$343
(volumes presented	Third party sales volumes(3)	714	663	681	668	703	2,726	2,956
in square feet 3/8")	Production volumes	742	683	715	725	735	2,865	3,013
Engineered Solid	Third party net sales	$142	$166	$183	$188	$132	$679	$505
Section	Third party sales realizations	$2,285	$2,533	$3,092	$3,319	$2,221	$2,789	$2,162
(volumes presented	Third party sales volumes(3)	6.2	6.6	5.9	5.7	6.0	24.4	23.4
in cubic feet)	Production volumes	6.0	6.2	5.8	6.0	6.2	24.0	23.0
Engineered	Third party net sales	$83	$104	$128	$132	$85	$447	$316
I-joists	Third party sales realizations	$1,773	$1,980	$2,600	$2,888	$1,695	$2,300	$1,662
(volumes presented	Third party sales volumes(3)	47	53	49	45	50	194	190
in lineal feet)	Production volumes	44	51	49	46	47	190	175
Softwood Plywood	Third party net sales	$56	$69	$45	$40	$43	$210	$171
(volumes presented	Third party sales realizations	$594	$902	$653	$581	$433	$681	$411
in square feet 3/8")	Third party sales volumes(3)	94	77	69	68	99	308	414
	Production volumes	80	62	61	60	80	263	347
Medium Density	Third party net sales	$48	$43	$52	$43	$47	$186	$171
Fiberboard	Third party sales realizations	$842	$869	$943	$995	$867	$908	$851
(volumes presented	Third party sales volumes(3)	57	50	55	43	54	205	201
in square feet 3/4")	Production volumes	56	52	55	43	52	206	200

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2021 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Unallocated corporate function and variable compensation expense	$(25)	$(36)	$(33)	$(35)	$(31)	$(129)	$(109)
Liability classified share-based compensation	(1)	—	(1)	(4)	(3)	(6)	(2)
Foreign exchange gain (loss)	(2)	(1)	5	3	(4)	5	(7)
Elimination of intersegment profit in inventory and LIFO	(17)	(28)	12	10	(13)	(23)	(17)
Other, net	(13)	(20)	(29)	(27)	(13)	(89)	(36)
Operating loss	(58)	(85)	(46)	(53)	(64)	(242)	(171)
Non-operating pension and other post-employment benefit costs	(8)	(1)	(5)	(5)	(262)	(19)	(290)
Interest income and other	1	2	1	1	—	5	5
Net charge to earnings	$(65)	$(84)	$(50)	$(57)	$(326)	$(256)	$(456)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Operating loss	$(58)	$(85)	$(46)	$(53)	$(64)	$(242)	$(171)
Depreciation, depletion and amortization	2	1	2	—	1	5	6
Special items	—	—	—	(15)	—	(15)	(12)
Adjusted EBITDA(1)	$(56)	$(84)	$(44)	$(68)	$(63)	$(252)	$(177)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Legal benefits	$—	$—	$—	$15	$—	$15	$12
Special items included in operating loss	—	—	—	15	—	15	12
Pension settlement charge	—	—	—	—	(253)	—	(253)
Special items included in net charge to earnings	$—	$—	$—	$15	$(253)	$15	$(241)

Unallocated Selected Items

in millions	Q1.2021	Q2.2021	Q3.2021	Q4.2021	Q4.2020	YTD.2021	YTD.2020
Cash spent for capital expenditures	$—	$—	$(1)	$(6)	$(1)	$(7)	$(1)